Premises and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Premises and Equipment
PREMISES AND EQUIPMENT
Premises and equipment consisted of the following at December 31:

(Dollars in thousands)	2015	2014
Land	$84,438	$75,916
Buildings	245,934	232,727
Furniture, fixtures and equipment	140,031	128,388
Total premises and equipment	470,403	437,031
Accumulated depreciation	(146,501)	(129,872)
Total premises and equipment, net	$323,902	$307,159

Depreciation expense was $22.2 million, $19.4 million, and $19.6 million, for the years ended December 31, 2015, 2014, and 2013, respectively.
The Company actively engages in leasing office space available in buildings it owns. Leases have different terms ranging from monthly rental to six years. For the year ended December 31, 2015, income from these leases averaged $0.2 million per month. Total lease income for the years ended December 31, 2015, 2014, and 2013 was $2.4 million, $1.6 million, and $1.5 million, respectively. Income from leases is reported as a reduction in occupancy and equipment expense. The total allocated cost of the portion of the buildings held for lease at December 31, 2015 and 2014 was $8.2 million and $7.6 million, respectively, with related accumulated depreciation of $2.6 million and $2.4 million, respectively.

The Company leases certain branch and corporate offices, land and ATM facilities through non-cancelable operating leases with terms that range from one to 50 years, some of which contain renewal options and escalation clauses under various terms. Rent expense for the years ended December 31, 2015, 2014, and 2013 totaled $15.4 million, $10.9 million, and $11.4 million, respectively.
Minimum future annual rent commitments under lease agreements for the periods indicated are as follows:

(Dollars in thousands)
2016	$16,957
2017	14,751
2018	13,491
2019	11,952
2020	10,735
2021 and thereafter	41,054
$108,940